UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2014

CLEARBRIDGE

SMALL CAP GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Small Cap Growth Fund for the six-month reporting period ended April 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Effective October 1, 2013, the Fund is open for purchases and incoming exchanges only by existing Fund shareholders and relationships, with certain exceptions. For more information, please see the prospectus supplement dated March 1, 2014.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

II	ClearBridge Small Cap Growth Fund

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended April 30, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s second reading for first quarter 2014 GDP growth, released after the reporting period ended, was -1.0%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, nonresidential fixed investment, state and local government spending, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment then declined to 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Unemployment then fell to 6.3% in April, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in April 2014, matching its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.3% of the 9.8 million Americans looking for work in April 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. This marked the first month-over-month sales increase in 2014. The NAR reported that the median existing-home price for all housing types was $201,700 in April 2014, up 5.2% from April 2013. The inventory of homes available for sale in April 2014 was 16.8% higher than the previous month at a 5.9 month supply at the current sales pace and 6.5% higher than in April 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in November 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February, 53.7 in March and 54.9 in April 2014. During April 2014, seventeen of the eighteen industries within the PMI expanded, versus fourteen expanding in March 2014.

ClearBridge Small Cap Growth Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion per month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion per month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion per month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. Despite a number of macro issues, including some mixed economic data and geopolitical concerns, the market posted positive results during the first two months of the period. The market then weakened in January 2014, due to concerns related to China’s economy and the potential for moderating global growth. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. Despite some mixed economic data and increased geopolitical issues, the market was highly resilient and posted modest gains in March and April 2014. All told, for the six months ended April 30, 2014, the S&P 500 Indexv gained 8.36%.

IV	ClearBridge Small Cap Growth Fund

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended April 30, 2014, with the Russell 1000 Indexvi returning 8.25%. In contrast, the Russell Midcap Indexvii returned 7.76% and small-cap stocks, as measured by the Russell 2000 Indexviii, returned 3.08%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 6.49% and 9.24%, respectively.

Performance review

For the six months ended April 30, 2014, Class A shares of ClearBridge Small Cap Growth Fund, excluding sales charges, returned -2.07%. The Fund’s unmanaged benchmark, the Russell 2000 Growth Indexxi, returned 1.27% for the same period. The Lipper Small-Cap Growth Funds Category Average1 returned 0.43% over the same time frame.

Performance Snapshot as of April 30, 2014 (unaudited)
(excluding sales charges)	6 months
ClearBridge Small Cap Growth Fund:
Class 1[2]	-2.08%
Class A	-2.07%
Class B3	-2.59%
Class C	-2.46%
Class FI	-2.06%
Class R	-2.17%
Class I	-1.91%
Class IS	-1.87%
Russell 2000 Growth Index	1.27%
Lipper Small-Cap Growth Funds Category Average[1]	0.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 538 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

ClearBridge Small Cap Growth Fund	V

Investment commentary (cont’d)

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.28%, 1.24%, 2.26%, 1.97%, 1.28%, 1.47%, 0.90% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.28% for Class A shares, 2.30% for Class B shares, 2.09% for Class C shares, 1.35% for Class FI shares, 1.60% for Class R shares and 1.05% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those for Class I shares, and the total annual operating expenses for Class 1 shares are not expected to exceed total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

RISKS: Investments in small- and medium capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

VI	ClearBridge Small Cap Growth Fund

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

ClearBridge Small Cap Growth Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2014 and October 31, 2013 and does not include derivatives such as written options. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2013 and held for the six months ended April 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	-2.08%	$1,000.00	$979.20	1.21%	$5.94	Class 1	5.00%	$1,000.00	$1,018.79	1.21%	$6.06
Class A	-2.07	1,000.00	979.30	1.21	5.94	Class A	5.00	1,000.00	1,018.79	1.21	6.06
Class B	-2.59	1,000.00	974.10	2.27	11.11	Class B	5.00	1,000.00	1,013.54	2.27	11.33
Class C	-2.46	1,000.00	975.40	1.97	9.65	Class C	5.00	1,000.00	1,015.03	1.97	9.84
Class FI	-2.06	1,000.00	979.40	1.24	6.09	Class FI	5.00	1,000.00	1,018.65	1.24	6.21
Class R	-2.17	1,000.00	978.30	1.45	7.11	Class R	5.00	1,000.00	1,017.60	1.45	7.25
Class I	-1.91	1,000.00	980.90	0.87	4.27	Class I	5.00	1,000.00	1,020.48	0.87	4.36
Class IS	-1.87	1,000.00	981.30	0.78	3.83	Class IS	5.00	1,000.00	1,020.93	0.78	3.91

2	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

[1]	For the six months ended April 30, 2014.

[2]

Assumes the reinvestment of all distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2014

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Common Stocks — 96.1%
Consumer Discretionary — 12.6%
Auto Components — 0.4%
Fox Factory Holding Corp.	739,898	$12,570,867	*
Hotels, Restaurants & Leisure — 3.7%
Bally Technologies Inc.	1,175,930	76,564,802	*
Buffalo Wild Wings Inc.	390,520	57,062,783	*
Total Hotels, Restaurants & Leisure		133,627,585
Internet & Catalog Retail — 0.5%
RetailMeNot Inc.	643,862	19,193,526	*
Media — 1.7%
Lions Gate Entertainment Corp.	2,303,290	61,106,284
Specialty Retail — 6.3%
Hibbett Sports Inc.	1,214,296	65,389,839	*
Jos. A. Bank Clothiers Inc.	672,298	43,396,836	*
Lumber Liquidators Holdings Inc.	643,399	56,078,657	*
Monro Muffler Inc.	651,338	36,735,463
Stage Stores Inc.	1,284,400	24,634,792
Total Specialty Retail		226,235,587
Total Consumer Discretionary		452,733,849
Consumer Staples — 4.8%
Food & Staples Retailing — 4.8%
Casey’s General Stores Inc.	733,966	50,394,106
Fresh Market Inc.	1,277,634	47,400,221	*
Susser Holdings Corp.	939,370	72,688,451	*
Total Consumer Staples		170,482,778
Energy — 4.1%
Energy Equipment & Services — 3.0%
Geospace Technologies Corp.	521,894	30,337,698	*
Newpark Resources Inc.	3,096,253	37,278,886	*
TETRA Technologies Inc.	3,115,465	38,943,313	*
Total Energy Equipment & Services		106,559,897
Oil, Gas & Consumable Fuels — 1.1%
Comstock Resources Inc.	1,429,230	39,732,594
Total Energy		146,292,491
Financials — 8.7%
Banks — 3.6%
Old National Bancorp	1,980,657	27,966,877
SVB Financial Group	624,730	66,652,444	*
Western Alliance Bancorp	1,553,050	35,828,863	*
Total Banks		130,448,184

See Notes to Financial Statements.

4	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Capital Markets — 2.4%
Financial Engines Inc.	1,275,781	$56,453,309
WisdomTree Investments Inc.	2,509,290	28,329,884	*
Total Capital Markets		84,783,193
Diversified Financial Services — 0.3%
Primus Guaranty Ltd.	1,134,275	9,119,571	*(a)
Insurance — 0.7%
American Equity Investment Life Holding Co.	1,127,059	26,283,016
Real Estate Investment Trusts (REITs) — 0.8%
Gaming and Leisure Properties Inc.	820,911	30,168,479
Real Estate Management & Development — 0.9%
Jones Lang LaSalle Inc.	274,630	31,826,871
Total Financials		312,629,314
Health Care — 15.5%
Biotechnology — 0.9%
Acorda Therapeutics Inc.	901,414	31,955,126	*
Health Care Equipment & Supplies — 2.6%
Endologix Inc.	1,898,448	24,072,321	*
Insulet Corp.	1,107,940	41,691,782	*
Integra LifeSciences Holdings Corp.	608,216	27,722,485	*
Total Health Care Equipment & Supplies		93,486,588
Health Care Providers & Services — 3.9%
Accretive Health Inc.	1,949,480	15,693,314	*
Hanger Orthopedic Group Inc.	1,726,963	59,873,807	*
Mednax Inc.	670,724	39,740,397	*
Owens & Minor Inc.	804,570	26,985,278
Total Health Care Providers & Services		142,292,796
Health Care Technology — 3.8%
athenahealth Inc.	515,140	63,691,910	*
Medidata Solutions Inc.	1,484,465	53,900,924	*
Vocera Communications Inc.	1,259,555	19,208,214	*(a)
Total Health Care Technology		136,801,048
Life Sciences Tools & Services — 2.1%
ICON PLC	1,337,568	51,857,511	*
Luminex Corp.	1,180,300	22,673,563	*
Total Life Sciences Tools & Services		74,531,074
Pharmaceuticals — 2.2%
Auxilium Pharmaceuticals Inc.	1,406,660	31,663,917	*
Pacira Pharmaceuticals Inc.	676,743	46,350,128	*
Total Pharmaceuticals		78,014,045
Total Health Care		557,080,677

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2014

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Industrials — 13.1%
Aerospace & Defense — 1.9%
Orbital Sciences Corp.	2,293,204	$67,420,198	*
Air Freight & Logistics — 0.9%
XPO Logistics Inc.	1,160,147	31,486,389	*
Building Products — 1.3%
Trex Co. Inc.	612,716	48,110,460	*
Commercial Services & Supplies — 1.1%
Copart Inc.	1,115,211	40,448,703	*
Construction & Engineering — 0.7%
Quanta Services Inc.	715,140	25,230,139	*
Electrical Equipment — 0.9%
Thermon Group Holdings Inc.	1,289,050	30,705,171	*
Machinery — 4.1%
Chart Industries Inc.	690,098	47,078,486	*
IDEX Corp.	709,750	52,926,057
Tennant Co.	755,976	48,223,709
Total Machinery		148,228,252
Trading Companies & Distributors — 2.2%
H&E Equipment Services Inc.	1,250,360	48,201,378	*
MSC Industrial Direct Co. Inc., Class A Shares	337,060	30,692,684
Total Trading Companies & Distributors		78,894,062
Total Industrials		470,523,374
Information Technology — 33.8%
Electronic Equipment, Instruments & Components — 3.8%
FEI Co.	863,840	68,692,557
MTS System Corp.	501,840	32,353,625
OSI Systems Inc.	624,244	34,839,057	*
Total Electronic Equipment, Instruments & Components		135,885,239
Internet Software & Services — 10.6%
comScore Inc.	1,256,228	39,357,623	*
Cornerstone OnDemand Inc.	1,177,530	43,286,003	*
Cvent Inc.	672,010	18,500,435	*
Dice Holdings Inc.	1,069,890	8,184,659	*
E2open Inc.	1,082,750	18,699,093	*
Envestnet Inc.	936,364	34,505,013	*
GrubHub Inc.	365,606	11,315,506	*
LivePerson Inc.	3,649,600	36,131,040	*(a)
Marketo Inc.	1,356,849	36,824,882	*

See Notes to Financial Statements.

6	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

ClearBridge Small Cap Growth Fund

Security	Shares	Value
Internet Software & Services — continued
MercadoLibre Inc.	403,878	$37,669,701
OPOWER Inc.	597,157	10,898,115	*
Trulia Inc.	1,968,878	66,941,852	*(a)
Wix.com Ltd.	538,343	11,030,648	*
XO Group Inc.	713,350	7,575,777	*
Total Internet Software & Services		380,920,347
IT Services — 3.5%
Cardtronics Inc.	1,652,652	55,330,789	*
MAXIMUS Inc.	1,030,559	43,870,897
ServiceSource International Inc.	4,355,677	27,179,424	*(a)
Total IT Services		126,381,110
Semiconductors & Semiconductor Equipment — 3.4%
Integrated Device Technology Inc.	2,301,590	26,859,555	*
LSI Corp.	4,061,912	45,249,700
Monolithic Power Systems	776,370	28,803,327	*
Ultratech Inc	751,978	20,017,654	*
Total Semiconductors & Semiconductor Equipment		120,930,236
Software — 12.5%
Aspen Technology Inc.	1,673,400	71,939,466	*
Barracuda Networks Inc.	694,334	17,934,647	*
BroadSoft Inc.	1,047,685	26,590,245	*
Fortinet Inc.	3,843,259	84,474,833	*
Imperva Inc.	837,975	19,172,868	*
MICROS Systems Inc.	804,954	41,455,131	*
Monotype Imaging Holdings Inc.	1,562,430	41,263,776
Qualys Inc.	1,036,580	19,995,628	*
Solarwinds Inc.	1,285,690	51,839,021	*
Tableau Software Inc., Class A Shares	355,388	19,642,295	*
Varonis Systems Inc.	89,710	2,266,972	*
Verint Systems Inc.	1,238,388	54,204,243	*
Total Software		450,779,125
Total Information Technology		1,214,896,057
Materials — 2.5%
Chemicals — 1.5%
Kraton Performance Polymers Inc.	751,650	19,580,483	*
Rockwood Holdings Inc.	463,524	32,933,380
Total Chemicals		52,513,863

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2014

ClearBridge Small Cap Growth Fund

Security			Shares	Value
Metals & Mining — 1.0%
Compass Minerals International Inc.			414,604	$37,977,726
Total Materials				90,491,589
Utilities — 1.0%
Electric Utilities — 1.0%
ITC Holdings Corp.			940,950	34,786,922
Total Common Stocks (Cost — $2,875,637,911)				3,449,917,051
Preferred Stocks — 0.2%
Consumer Discretionary — 0.2%
Media — 0.2%
Turn Inc., Series E (Cost — $7,330,501)			878,957	7,330,501	(b)(c)(d)
Total Investments before Short-Term Investments (Cost — $2,882,968,412)				3,457,247,552

	Rate	Maturity Date	Face Amount
Short-Term Investments — 3.5%
Repurchase Agreements — 3.5%
Interest in $1,600,000,000 joint tri-party repurchase agreement dated 4/30/14 with RBS Securities Inc.; Proceeds at maturity — $98,374,716; (Fully collateralized by various U.S. government obligations, 0.125% to 1.625% due 1/15/15 to 7/15/23; Market value — $100,342,335)	0.040%	5/1/14	$98,374,607	98,374,607
Interest in $459,133,000 joint tri-party repurchase agreement dated 4/30/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $28,229,432; (Fully collateralized by various U.S. government obligations, 0.000% to 4.500% due 7/31/14 to 2/15/43; Market value — $28,946,342)	0.050%	5/1/14	28,229,393	28,229,393
Total Short-Term Investments (Cost — $126,604,000)				126,604,000
Total Investments — 99.8% (Cost — $3,009,572,412#)				3,583,851,552
Other Assets in Excess of Liabilities — 0.2%				7,008,604
Total Net Assets — 100.0%				$3,590,860,156

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At April 30, 2014, the total market value of Affiliated Companies was $158,580,101, and the cost was $173,925,242 (See Note 8).

(b)	Illiquid security.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

8	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2014

Assets:
Investments in unaffiliated securities, at value (Cost — $2,835,647,170)	$3,425,271,451
Investments in affiliated securities, at value (Cost — $173,925,242)	158,580,101
Cash	564
Receivable for Fund shares sold	15,288,016
Dividends and interest receivable	217,162
Prepaid expenses	152,493
Total Assets	3,599,509,787

Liabilities:
Payable for Fund shares repurchased	5,287,929
Investment management fee payable	2,265,223
Service and/or distribution fees payable	418,534
Accrued expenses	677,945
Total Liabilities	8,649,631
Total Net Assets	$3,590,860,156

Net Assets:
Par value (Note 7)	$1,338
Paid-in capital in excess of par value	2,933,432,744
Accumulated net investment loss	(9,859,643)
Accumulated net realized gain on investments and written options	93,006,577
Net unrealized appreciation on investments	574,279,140
Total Net Assets	$3,590,860,156

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	9

Statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
Class 1	140,179
Class A	53,791,471
Class B	898,091
Class C	3,042,434
Class FI	514,189
Class R	3,928,721
Class I	58,377,545
Class IS	13,086,432

Net Asset Value:
Class 1 (and redemption price)	$26.68
Class A (and redemption price)	$26.32
Class B*	$21.98
Class C*	$22.40
Class FI (and redemption price)	$26.43
Class R (and redemption price)	$26.00
Class I (and redemption price)	$27.52
Class IS (and redemption price)	$27.62
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$27.93

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2014

Investment Income:
Dividends	$13,011,605
Interest	25,525
Less: Foreign taxes withheld	(29,318)
Total Investment Income	13,007,812

Expenses:
Investment management fee (Note 2)	12,866,131
Service and/or distribution fees (Notes 2 and 5)	2,508,079
Transfer agent fees (Note 5)	2,240,366
Registration fees	109,626
Fund accounting fees	100,390
Trustees’ fees	100,077
Shareholder reports	37,345
Audit and tax	23,407
Legal fees	22,870
Insurance	17,564
Custody fees	10,417
Miscellaneous expenses	6,830
Total Expenses	18,043,102
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(13)
Net Expenses	18,043,089
Net Investment Loss	(5,035,277)

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	93,026,764
Written options	424,529
Net Realized Gain	93,451,293
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated Investments	(183,556,467)
Affiliated investments	(9,751,433)
Change in Net Unrealized Appreciation (Depreciation)	(193,307,900)
Net Loss on Investments and Written Options	(99,856,607)
Decrease in Net Assets from Operations	$(104,891,884)

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended April 30, 2014 (unaudited) and the Year Ended October 31, 2013	2014	2013

Operations:
Net investment loss	$(5,035,277)	$(8,676,196)
Net realized gain	93,451,293	89,854,982
Change in net unrealized appreciation (depreciation)	(193,307,900)	524,002,680
Increase (Decrease) in Net Assets From Operations	(104,891,884)	605,181,466

Distributions to Shareholders From (Note 6):
Net realized gains	(79,669,384)	(19,774,309)
Decrease in Net Assets From Distributions to Shareholders	(79,669,384)	(19,774,309)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,196,484,779	1,813,588,795
Reinvestment of distributions	67,923,697	18,184,358
Cost of shares repurchased	(419,569,944)	(438,658,110)
Increase in Net Assets From Fund Share Transactions	844,838,532	1,393,115,043
Increase in Net Assets	660,277,264	1,978,522,200

Net Assets:
Beginning of period	2,930,582,892	952,060,692
End of period*	$3,590,860,156	$2,930,582,892
*Includesaccumulated net investment loss of:	$(9,859,643)	$(4,824,366)

See Notes to Financial Statements.

12	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$27.98	$20.28	$17.01	$15.89	$12.31	$9.66	$16.75

Income (loss) from operations:
Net investment loss	(0.06)	(0.11)	(0.08)	(0.14)	(0.11)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	(0.51)	8.22	3.35	1.26	3.68	2.68	(6.58)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01	—	—
Total income (loss) from operations	(0.57)	8.11	3.27	1.12	3.58	2.65	(6.64)

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.73)	(0.41)	—	—	—	—	(0.45)

Net asset value, end of period	$26.68	$27.98	$20.28	$17.01	$15.89	$12.31	$9.66
Total return[5]	(2.08)%	40.82%	19.22%	7.05%	29.08%[6]	27.43%	(40.75)%

Net assets, end of period (000s)	$3,740	$4,155	$3,333	$3,260	$3,466	$2,993	$2,713

Ratios to average net assets:
Gross expenses	1.21%[7]	1.28%	1.37%	1.40%	1.50%	1.42%[7]	1.34%
Net expenses[8,9]	1.21 [7]	1.21 [10]	1.07 [10]	1.11 [10]	1.14 [10]	1.11 [7,10]	1.05 [10]
Net investment loss	(0.43) [7]	(0.45)	(0.41)	(0.80)	(0.77)	(0.37) [7]	(0.41)

Portfolio turnover rate	6%	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 29.00%. Class 1 received $2,285 related to this distribution.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the total annual operating expenses for Class 1 shares are not to exceed those of Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$27.61	$20.02	$16.84	$15.77	$12.25	$9.64	$16.75

Income (loss) from operations:
Net investment loss	(0.06)	(0.14)	(0.12)	(0.18)	(0.14)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	(0.50)	8.14	3.30	1.25	3.66	2.67	(6.57)
Total income (loss) from operations	(0.56)	8.00	3.18	1.07	3.52	2.61	(6.66)

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.73)	(0.41)	—	—	—	—	(0.45)

Net asset value, end of period	$26.32	$27.61	$20.02	$16.84	$15.77	$12.25	$9.64
Total return[5]	(2.07)%	40.80%	18.88%	6.79%	28.73%	27.07%	(40.87)%

Net assets, end of period (000s)	$1,415,605	$1,281,477	$494,454	$447,192	$477,667	$405,700	$322,359

Ratios to average net assets:
Gross expenses	1.21%[6]	1.24%	1.32%	1.36%	1.39%	1.39%[6]	1.37%
Net expenses[7]	1.21 [6,8]	1.24 [8]	1.32	1.36	1.39	1.39 [6]	1.31 [9,10]
Net investment loss	(0.45) [6]	(0.60)	(0.65)	(1.04)	(1.02)	(0.65) [6]	(0.66)

Portfolio turnover rate	6%	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.28%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.12% until May 1, 2008.

See Notes to Financial Statements.

14	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$23.30	$17.13	$14.56	$13.77	$10.76	$8.55	$15.04

Income (loss) from operations:
Net investment loss	(0.17)	(0.29)	(0.28)	(0.31)	(0.25)	(0.14)	(0.20)
Net realized and unrealized gain (loss)	(0.42)	6.87	2.85	1.10	3.20	2.35	(5.84)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.06	—	—
Total income (loss) from operations	(0.59)	6.58	2.57	0.79	3.01	2.21	(6.04)

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.73)	(0.41)	—	—	—	—	(0.45)

Net asset value, end of period	$21.98	$23.30	$17.13	$14.56	$13.77	$10.76	$8.55
Total return[5]	(2.59)%	39.37%	17.65%	5.74%	27.97%[6]	25.85%	(41.40)%

Net assets, end of period (000s)	$19,738	$24,746	$23,693	$27,660	$34,619	$34,822	$35,252

Ratios to average net assets:
Gross expenses	2.27%[7]	2.26%	2.34%	2.34%	2.41%	2.53%[7]	2.35%
Net expenses[8]	2.27 [7,9,10]	2.26 [9]	2.34	2.34	2.41	2.53 [7]	2.25 [10,11]
Net investment loss	(1.49) [7]	(1.47)	(1.70)	(2.03)	(2.04)	(1.77) [7]	(1.61)

Portfolio turnover rate	6%	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.42%. Class B received $160,429 related to this distribution.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than interest, brokerage taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class B shares did not exceed 2.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares would not exceed 2.26% until May 1, 2008.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$23.70	$17.37	$14.73	$13.92	$10.90	$8.64	$15.24

Income (loss) from operations:
Net investment loss	(0.14)	(0.25)	(0.25)	(0.30)	(0.24)	(0.12)	(0.22)
Net realized and unrealized gain (loss)	(0.43)	6.99	2.89	1.11	3.25	2.38	(5.93)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01	—	—
Total income (loss) from operations	(0.57)	6.74	2.64	0.81	3.02	2.26	(6.15)

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.73)	(0.41)	—	—	—	—	(0.45)

Net asset value, end of period	$22.40	$23.70	$17.37	$14.73	$13.92	$10.90	$8.64
Total return[5]	(2.46)%	39.75%	17.92%	5.82%	27.71%[6]	26.16%	(41.58)%

Net assets, end of period (000s)	$68,158	$73,290	$46,347	$50,760	$56,585	$54,152	$48,591

Ratios to average net assets:
Gross expenses	1.97%[7]	1.97%	2.17%	2.25%	2.30%	2.30%[7]	2.37%
Net expenses[8]	1.97 [7,9]	1.97 [9]	2.17	2.25	2.30	2.30 [7]	2.33 [10,11]
Net investment loss	(1.19) [7]	(1.25)	(1.53)	(1.94)	(1.92)	(1.55) [7]	(1.69)

Portfolio turnover rate	6%	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.61%. Class C received $66,966 related to this distribution.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.09%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Effective as of the close of business on March 2, 2007, as a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares would not exceed 1.95% until May 1, 2008.

See Notes to Financial Statements.

16	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$27.73	$20.11	$16.91	$15.84	$12.30	$9.66	$16.75

Income (loss) from operations:
Net investment loss	(0.07)	(0.14)	(0.12)	(0.18)	(0.13)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	(0.50)	8.17	3.32	1.25	3.67	2.69	(6.57)
Total income (loss) from operations	(0.57)	8.03	3.20	1.07	3.54	2.64	(6.64)

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.73)	(0.41)	—	—	—	—	(0.45)

Net asset value, end of period	$26.43	$27.73	$20.11	$16.91	$15.84	$12.30	$9.66
Total return[5]	(2.06)%	40.72%	18.92%	6.76%	28.78%	27.33%	(40.75)%

Net assets, end of period (000s)	$13,588	$12,426	$5,675	$2,933	$1,785	$868	$376

Ratios to average net assets:
Gross expenses	1.24%[6]	1.28%	1.40%	1.50%	1.44%	1.35%[6]	1.20%
Net expenses[7]	1.24 [6,8]	1.27 [8,9]	1.34 [8,9]	1.34 [8,9]	1.34 [8,9]	1.22 [6,8,9]	1.20
Net investment loss	(0.50) [6]	(0.61)	(0.64)	(1.02)	(0.95)	(0.54) [6]	(0.55)

Portfolio turnover rate	6%	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$27.31	$19.85	$16.73	$15.69	$12.21	$9.61	$16.72

Income (loss) from operations:
Net investment loss	(0.09)	(0.20)	(0.15)	(0.21)	(0.15)	(0.07)	(0.11)
Net realized and unrealized gain (loss)	(0.49)	8.07	3.27	1.25	3.63	2.67	(6.55)
Total income (loss) from operations	(0.58)	7.87	3.12	1.04	3.48	2.60	(6.66)

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.73)	(0.41)	—	—	—	—	(0.45)

Net asset value, end of period	$26.00	$27.31	$19.85	$16.73	$15.69	$12.21	$9.61
Total return[5]	(2.17)%	40.49%	18.65%	6.63%	28.50%	27.06%	(40.94)%

Net assets, end of period (000s)	$102,137	$84,555	$23,562	$12,921	$10,759	$6,061	$2,112

Ratios to average net assets:
Gross expenses	1.45%[6]	1.47%	1.54%	1.56%	1.50%	1.54%[6]	1.47%
Net expenses[7]	1.45 [6,8]	1.46 [8,9]	1.53 [8,9]	1.52 [8,9]	1.50 [8]	1.49 [6,8,9]	1.47
Net investment loss	(0.69) [6]	(0.87)	(0.80)	(1.21)	(1.11)	(0.82) [6]	(0.82)

Portfolio turnover rate	6%	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2013	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$28.79	$20.78	$17.40	$16.21	$12.53	$9.82	$16.96

Income (loss) from operations:
Net investment loss	(0.02)	(0.09)	(0.03)	(0.10)	(0.07)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(0.52)	8.51	3.41	1.29	3.75	2.73	(6.67)
Total income (loss) from operations	(0.54)	8.42	3.38	1.19	3.68	2.71	(6.69)

Less distributions from:
Net realized gains	(0.73)	(0.41)	—	—	—	—	(0.45)
Total distributions	(0.73)	(0.41)	—	—	—	—	(0.45)

Net asset value, end of period	$27.52	$28.79	$20.78	$17.40	$16.21	$12.53	$9.82
Total return[5]	(1.91)%	41.34%	19.43%	7.34%	29.37%	27.60%	(40.53)%

Net assets, end of period (000s)	$1,606,435	$1,184,864	$194,392	$78,316	$35,391	$21,945	$12,252

Ratios to average net assets:
Gross expenses	0.87%[6]	0.90%	0.90%	0.85%	0.88%	0.89%[6]	0.80%
Net expenses[7]	0.87 [6,8]	0.90 [8]	0.90 [8]	0.85 [8]	0.88 [8]	0.85 [6,8,9]	0.80
Net investment loss	(0.12) [6]	(0.36)	(0.14)	(0.54)	(0.49)	(0.16) [6]	(0.15)

Portfolio turnover rate	6%	27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2014[2]		2013	2012	2011	2010	2009[3]	2008[4]

Net asset value, beginning of period	$28.88		$20.83	$17.43	$16.23	$12.54	$9.82	$15.42

Income (loss) from operations:
Net investment loss	(0.00)	[5]	(0.02)	(0.03)	(0.09)	(0.06)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(0.53)		8.48	3.43	1.29	3.75	2.73	(5.59)
Total income (loss) from operations	(0.53)		8.46	3.40	1.20	3.69	2.72	(5.60)

Less distributions from:
Net realized gains	(0.73)		(0.41)	—	—	—	—	—
Total distributions	(0.73)		(0.41)	—	—	—	—	—

Net asset value, end of period	$27.62		$28.88	$20.83	$17.43	$16.23	$12.54	$9.82
Total return[6]	(1.87)%		41.43%	19.51%	7.39%	29.43%	27.70%	(36.32)%

Net assets, end of period (000s)	$361,459		$265,070	$160,605	$164,630	$167,680	$154,843	$128,933

Ratios to average net assets:
Gross expenses	0.78%[7]		0.79%	0.80%	0.81%	0.81%	0.81%[7]	0.81%[7]
Net expenses[8]	0.78	[7,9]	0.79 [9]	0.80 [9]	0.81 [9]	0.81 [9]	0.81 [7,9]	0.81 [7]
Net investment loss	(0.02)	[7]	(0.07)	(0.14)	(0.50)	(0.44)	(0.06) [7]	(0.18) [7]

Portfolio turnover rate	6%		27%	14%	24%	33%	25%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period January 1, 2009 through October 31, 2009.

[4]	For the period August 4, 2008 (inception date) to December 31, 2008.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, effective September 18, 2009, the total annual operating expenses for Class IS shares did not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

See Notes to Financial Statements.

20	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Small Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective October 1, 2013, the Fund is open for purchases and incoming exchanges only by existing Fund shareholders and relationships, with certain exceptions. For more information, please see the prospectus supplement dated March 1, 2014.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$3,449,917,051	—	—	$3,449,917,051
Preferred stocks	—	—	$7,330,501	7,330,501
Total long-term investments	$3,449,917,051	—	$7,330,501	$3,457,247,552
Short-term investments†	—	$126,604,000	—	126,604,000
Total investments	$3,449,917,051	$126,604,000	$7,330,501	$3,583,851,552

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities

24	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of April 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C, Class FI, Class R and Class I shares did not exceed 1.28%, 2.30%, 2.09%, 1.35%, 1.60% and 1.05%, respectively. In addition, total annual operating expenses for Class IS shares did not exceed those of Class I shares, and total annual fund operating expenses for Class 1 shares are not expected to exceed total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the six months ended April 30, 2014, fees waived and/or expenses reimbursed amounted to $13.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption

26	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2014, LMIS and its affiliates retained sales charges of $77,828 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$195	$3,724	$3,482

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$972,233,930
Sales	193,054,397

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$708,649,613
Gross unrealized depreciation	(134,370,473)
Net unrealized appreciation	$574,279,140

During the six months ended April 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2013	—	—
Options written	2,616	$424,528
Options closed	—	—
Options exercised	(802)	(202,100)
Options expired	(1,814)	(222,428)
Written options, outstanding as of April 30, 2014	—	—

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At April 30, 2014, the Fund did not have any derivative instruments outstanding.

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The following table provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2014. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$425,529

During the six months ended April 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$63,611

†	At April 30, 2014, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$8,979
Class A	$1,757,962	1,328,652
Class B	116,718	58,205
Class C	370,329	71,360
Class FI	16,585	14,017
Class R	246,485	86,381
Class I	—	668,599
Class IS	—	4,173
Total	$2,508,079	$2,240,366

For the six months ended April 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	—
Class B	$13
Class C	—

28	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

Waivers/Expense Reimbursements
Class FI	—
Class R	—
Class I	—
Class IS	—
Total	$13

6. Distributions to shareholders by class

	Six Months Ended April 30, 2014	Year Ended October 31, 2013
Net Realized Gains:
Class 1	$105,938	$66,845
Class A	34,705,624	9,974,918
Class B	751,863	549,791
Class C	2,245,816	1,052,137
Class FI	307,892	118,150
Class R	2,371,988	677,944
Class I	31,881,272	4,173,264
Class IS	7,298,991	3,161,260
Total	$79,669,384	$19,774,309

7. Shares of beneficial interest

At April 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class 1
Shares sold	2	$65	—	—
Shares issued on reinvestment	3,930	105,938	3,371	$66,845
Shares repurchased	(12,239)	(350,061)	(19,270)	(433,494)
Net decrease	(8,307)	$(244,058)	(15,899)	$(366,649)

Class A
Shares sold	13,272,811	$373,093,621	30,061,584	$718,131,649
Shares issued on reinvestment	1,240,899	32,995,497	498,418	9,754,050
Shares repurchased	(7,137,186)	(200,737,620)	(8,844,403)	(209,046,364)
Net increase	7,376,524	$205,351,498	21,715,599	$518,839,335

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class B
Shares sold	7,098	$167,699	14,948	$296,644
Shares issued on reinvestment	33,686	750,870	32,825	546,869
Shares repurchased	(204,809)	(4,828,162)	(369,016)	(7,202,224)
Net decrease	(164,025)	$(3,909,593)	(321,243)	$(6,358,711)

Class C
Shares sold	268,993	$6,406,214	1,285,629	$26,618,870
Shares issued on reinvestment	83,272	1,890,282	56,725	959,225
Shares repurchased	(402,387)	(9,601,587)	(918,305)	(18,019,878)
Net increase (decrease)	(50,122)	$(1,305,091)	424,049	$9,558,217

Class FI
Shares sold	184,770	$5,271,461	247,791	$5,806,863
Shares issued on reinvestment	11,532	307,891	6,010	118,150
Shares repurchased	(130,293)	(3,661,145)	(87,902)	(2,097,100)
Net increase	66,009	$1,918,207	165,899	$3,827,913

Class R
Shares sold	1,105,037	$30,754,284	2,344,147	$53,210,151
Shares issued on reinvestment	86,361	2,270,420	34,239	664,235
Shares repurchased	(358,290)	(9,894,624)	(469,834)	(10,824,108)
Net increase	833,108	$23,130,080	1,908,552	$43,050,278

Class I
Shares sold	21,904,793	$643,118,575	37,283,861	$924,117,775
Shares issued on reinvestment	804,849	22,342,607	143,251	2,913,725
Shares repurchased	(5,491,056)	(159,831,680)	(5,622,954)	(141,247,868)
Net increase	17,218,586	$505,629,502	31,804,158	$785,783,632

Class IS
Shares sold	4,695,498	$137,672,860	3,302,269	$85,406,843
Shares issued on reinvestment	260,596	7,260,192	155,040	3,161,259
Shares repurchased	(1,047,887)	(30,665,065)	(1,990,082)	(49,787,074)
Net increase	3,908,207	$114,267,987	1,467,227	$38,781,028

30	ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended April 30, 2014:

	Affiliate Value at 10/31/13	Purchased		Sold		Dividend Income	Affiliate Value at 4/30/14	Realized Gain/Loss
Company		Cost	Shares/Par	Cost	Shares/Par
LivePerson Inc.	$34,087,264	—	—	—	—	—	$36,131,040	—
Primus Guaranty Ltd.	11,456,178	—	—	—	—	—	9,119,571	—
ServiceSource International Inc.*	—	$5,079,387	562,930	—	—	—	27,179,424	—
Trulia Inc.*	—	38,132,134	1,163,018	—	—	—	66,941,852	—
Vocera Communications Inc.*	—	901,262	53,010	—	—	—	19,208,214	—
	$45,543,442	$44,112,783	1,778,958				$158,580,101

*	This security was not an affiliate company as of 10/31/13.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

ClearBridge Small Cap Growth Fund 2014 Semi-Annual Report	31

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the Fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and

32	ClearBridge Small Cap Growth Fund

other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional small-cap growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2013. The Fund performed better than the median performance of the funds in the Performance Universe for each period, and was ranked in the first quintile of the Performance Universe for the three- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and

ClearBridge Small Cap Growth Fund	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 16 retail front-end load small-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load small-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and lower than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

34	ClearBridge Small Cap Growth Fund

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge Small Cap Growth Fund	35

ClearBridge

Small Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

ClearBridge Small Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Small Cap Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011195 6/14 SR14-2216

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 23, 2014